UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 21, 2023
KIORA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

332 Encinitas Blvd.
Suite 102
Encinitas, CA 92024
(858) 224-9600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 21, 2023, Kiora Pharmaceuticals, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i) the election of Kenneth Gayron, Aron Shapiro and Praveen Tyle, Ph.D. as Class II Directors, as nominated by the Company’s board of directors (the “Board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2026 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

(ii) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement filed with respect to the Annual Meeting; and

(iii) the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results are reported below.

Proposal 1 – Election of Directors

Kenneth Gayron, Aron Shapiro and Praveen Tyle, Ph.D. were elected as Class II Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2026 and until such directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kenneth Gayron	271,239	24,844	537,003
Aaron Shapiro	266,275	29,808	537,003
Praveen Tyle, Ph.D.	264,242	31,841	537,003

Proposal 2 - Approval, on a Non-Binding Basis, of the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers as disclosed in the Company’s definitive proxy statement filed with respect to the Annual Meeting was approved on a non-binding basis. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
243,595	43,492	8,996	537,003

Proposal 3 - Ratification of the Appointment of Haskell & White LLP

The appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
798,689	14,659	19,738

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Brian M. Strem, Ph.D.
Brian M. Strem, Ph.D.
President and Chief Executive Officer
(Principal executive officer)

Date: June 21, 2023